BLACKROCK LIQUIDITY FUNDS

TempFund

FedFund

T-Fund

Treasury Trust Fund

(each a “Fund,” and collectively, the “Funds”)

Supplement dated September 9, 2016 to the

Select Shares

Prospectus of each Fund, dated February 29, 2016

Effective September 22, 2016, BlackRock Advisors, LLC intends to comply with certain amendments to Rule 2a-7 (the “Rule”) under the Investment Company Act of 1940, as amended, that remove references in the Rule to credit ratings issued by Nationally Recognized Statistical Rating Organizations (“NRSROs”), remove references in the Rule to first tier and second tier securities and amend the definition of “Eligible Securities” in the Rule to eliminate references to NRSRO ratings, among other amendments. Accordingly, effective September 22, 2016 the following changes are made to the Funds’ Prospectus:

The section entitled “Details About the Funds—How Each Fund Invests” is amended to delete the fifth bullet of that section in its entirety.

The section entitled “Details About the Funds—Investment Process” is amended to delete the last sentence of the first paragraph of that section in its entirety and replace it with the following:

Each Fund will purchase securities (or issuers of such securities) that are Eligible Securities that present minimal credit risk as determined by BlackRock pursuant to guidelines approved by the Board. For a discussion of Eligible Securities, please see the Glossary.

The section entitled “Details About the Funds—Investment Process” is amended to delete the second and third paragraphs of that section in their entirety.

The section entitled “Details About the Funds—How Each Fund Invests—Principal Investment Strategies—TempFund and MuniFund” is amended to add the following after the first paragraph of that section:

Additionally, a security purchased by each Fund (or the issuers of such securities) will be:

•	a security that has ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by credit supports with such ratings) in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations (“NRSROs”), or one NRSRO, if the security or guarantee was only rated by one NRSRO;

•	a security that is issued or guaranteed by a person with such ratings;

•	a security without such short-term ratings that has been determined to be of comparable quality by BlackRock;

•	a security issued by other open-end investment companies that invest in the type of obligations in which the Fund may invest; or

•	a security issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities.

The Glossary is amended by deleting the definition of “First Tier Securities” in its entirety and deleting the definition of “Eligible Securities” in its entirety and replacing it with the following:

Eligible Securities—Applicable Eligible Securities include:

¡	securities with a remaining maturity of 397 calendar days or less (with certain exceptions) that BlackRock determines present minimal credit risks to the fund after considering certain factors;

¡	securities issued by other registered investment companies that are money market funds; or

¡	securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities.

Shareholders should retain this Supplement for future reference.

PRO-LIQ-SS4-0916SUP